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                                                                   EXHIBIT 10.19

STATE OF SOUTH CAROLINA             )
                                    )         FIRST AMENDMENT
COUNTY OF RICHLAND                  )


         THIS FIRST AMENDMENT, made as of this ____ day of October, 1998, by RESOURCE BANCSHARES MORTGAGE GROUP, INC. (the "Corporation")

                              W I T N E S S E T H:

         WHEREAS, the Corporation maintains the Resource Bancshares Mortgage Group, Inc. Supplemental Executive Retirement Plan, effective as of January 1, 1998 (the "SERP") for the benefit of the eligible employees; and

         WHEREAS, the Corporation desires to amend the SERP so as to clarify the vesting of SERP participants upon a change in control of the Corporation; and

         WHEREAS, in Section 6.1 of the SERP, the Corporation reserved the right by action of the Management Compensation Committee (or, in the absence of a Management Compensation Committee, the Board of Directors of the Corporation) to amend the SERP.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Corporation covenants and agrees that the SERP as set forth is amended as follows:

         1. Effective as of the date first above written, Section 4.4 of the SERP shall be amended by deleting the section in its entirety and inserting the following in its place:

                  "Section 4.4. Certain Separations from Service after a Change in Control. Upon a Change in Control (as defined in Section 6.3), the Participants shall be vested and continue to vest for benefits under this Plan according to the following schedule:

         Creditable Service                          Vesting Percentage
         ------------------                          ------------------

                  1                                           30%
                  2                                           40%
                  3                                           50%
                  4                                           60%
                  5                                           70%
                  6                                           80%
                  7                                           90%


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         A Participant with eight or more years of Creditable Service (upon or after a Change in Control) shall be one hundred percent (100%) vested.

                   Upon the Participant's attaining age 62 and in the absence of the Participant's electing to receive the Optional Early Retirement Benefit (described below), the Participant shall be entitled to receive a retirement benefit equal to the Normal Retirement Benefit multiplied by the applicable Vesting Percentage. This retirement benefit shall be paid in accordance with the provisions of Section 4.2. Upon the Participant's attaining age 55, the Participant shall be entitled to elect to receive an Optional Early Retirement Benefit equal to the Early Retirement Benefit multiplied by the applicable Vesting Percentage. This retirement benefit shall be paid in accordance with the provisions of Section 4.3."

         2. Effective as of the date first above written, Section 6.3 of the SERP shall be amended by deleting the section in its entirety and inserting the following in its place:

         Section 6.3. Change in Control. For purposes of this Plan, a "Change in Control" shall mean:

                  "(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Corporation,
         (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this
         Section 6.3; or

                  (b) Individuals who, as of the date hereof, constitute the Board of Directors of the Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office


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         occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Corporation; or

                  (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Corporation, providing for such Business Combination; or

                  (d) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation."

         3. The Corporation reserves the right by action authorized under the SERP to amend at any time any of the terms and provisions of this First Amendment. Except as expressly or by necessary implication amended hereby, the SERP shall continue in full force and effect.


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         IN WITNESS WHEREOF, the Corporation has caused this First Amendment to be executed by its duly authorized officers as of the day and year first above written.

                                           RESOURCE BANCSHARES
                                           MORTGAGE GROUP, INC.

                                           By:
                                              ----------------------------------

                                              ----------------------------------
[CORPORATE SEAL]

ATTEST:

--------------------------------
John W. Currie, Secretary